Financial Results For The Fourth Quarter Ended December 28th, 2025 Pilgrim’s Pride Corporation (NASDAQ: PPC)

Cautionary Notes and Forward-Looking Statements ▪ Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including, but not limited to, the impacts of the Russia-Ukraine conflict; the risk of cyber-attacks, natural disasters, power losses, unauthorized access, telecommunication failures, and other problems on our information systems; and the impact of uncertainties of litigation and other legal matters described in our most recent Form 10-K and Form 10-Q, including the In re Broiler Chicken Antitrust Litigation, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward- looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law ▪ Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations ▪ This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. 2

Fourth Quarter 2025 Financial Review 3 Main Indicators ($MM) Q4 2025 Q4 2024 Net Revenue 4,517.8 4,372.0 Gross Profit 428.6 553.3 SG&A 215.0 235.3 Operating Income 204.1 306.7 Net Interest 33.0 22.8 Net Income 87.9 235.8 Earnings Per Share (EPS) 0.37 0.99 Adjusted EBITDA* 415.1 525.7 Adjusted EBITDA Margin* 9.2% 12.0% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to US GAAP. ▪ U.S.: Growth with Key Customers in Retail and Foodservice and operational efficiencies were more than offset by year-over-year (YoY) declines in commodity market pricing negatively impacting our Big Bird business; Europe: continued YoY profit improvement from execution of strategies to reduce cost, improve operational efficiencies and product innovation efforts; Mexico: profitability declined primarily due to supply/demand fundamentals driven by increase in imported proteins. ▪ SG&A is lower primarily due to a decrease in legal settlements and defense costs ▪ Net interest increase due to lower interest income on lower cash balances following dividends paid in 2025 In $MM U.S. EU MX Net Revenue 2,598.5 1,383.6 535.7 Adjusted Operating Income* 192.9 92.9 5.2 Adjusted Operating Income Margin* 7.4% 6.7% 1.0% Source: PPC

Pullet Placements Fell -3.1% Y/Y in Q4 2025 with Monthly Y/Y Declines 4 - 2,000 4,000 6,000 8,000 10,000 12,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th o u sa n d H ea d Intended Pullet Placements, Domestic Use 2023 2024 2025 5 Yr. Avg. Source: USDA

Broiler Layer Flock Decreased Y/Y in Q4 2025; Eggs/100 Slightly Up Y/Y in Q4 2025



Broiler Type Hatching Layers
66,000
64,000
62,000
60,000
58,000
56,000
54,000
52,000
50,000
Head (000)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2023
2024
2025
5 Yr. Avg.



Eggs/100
2,000
1,950
1,900
1,850
1,800
1,750
1,700
1,650
1,600
1,550
1,500
Eggs
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2023
2024
2025
5 Yr. Avg.

- Broiler layer flock -1.7% Y/Y in Q4 2025.
- Eggs/100 +1.2% Y/Y in Q4 2025.

5

Source: USDA

Egg Sets Increased 0.9% Y/Y in Q4 2025; Hatchability +0.1% Compared to Q4 2024 Levels 6 215,000 220,000 225,000 230,000 235,000 240,000 245,000 250,000 255,000 1 4 7 1 0 1 3 1 6 1 9 2 2 2 5 2 8 3 1 3 4 3 7 4 0 4 3 4 6 4 9 5 2 Eg gs ( 0 0 0 ) Chicken Eggs Set by Week - USDA 5-yr Range 5-yr Avg 2023 2024 2025 230,000 235,000 240,000 245,000 250,000 255,000 1 4 7 10 13 16 19 22 25 28 31 34 37 4 0 4 3 4 6 4 9 52 E g g s (0 0 0 ) Chicken Egg y ek - USDA 5-yr Range 5-yr Avg 2024 2025 2026 78% 79% 79% 80% 80% 81% 81% 82% 1 4 7 10 13 16 19 22 25 28 31 34 37 4 0 4 3 4 6 4 9 52 H at ch ab ili ty ( % ) Hatchability by Week - USDA 5-yr Range 5-yr Avg 2024 2025 2026 Note: Estimating hatchability for week 41-45 and week 51 as there is no data availableSource: USDA

Broiler Placements Increased 1.1% Above Year-Ago Levels in Q4 2025 7 175,000 180,000 185,000 190,000 195,000 200,000 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 4 1 4 3 4 5 4 7 4 9 51 H ea d s (0 0 0 ) Chicks Placements by Week - USDA 5-yr Range 5-yr Avg 2024 2025 2026 Source: USDA

Increased Head Counts in Big Bird Debone Segment in Q4 2025 8 22.7% 21.8% 20.9% 19.7% 17.3% 16.6% 16.7% 15.2% 30.2% 28.7% 27.4% 26.2% 27.6% 29.4% 28.5% 28.3% 25.4% 26.2% 27.6% 28.4% 29.7% 27.6% 27.4% 27.6% 21.7% 23.3% 24.1% 25.7% 25.4% 26.4% 27.3% 28.9% 2018 2019 2020 2021 2022 2023 2024 2025 Head Processed by Size <4.25 4.26-6.25 6.26-7.75 >7.75 Source: USDA

Industry Cold Storage Supplies in Q4 2025 Slightly Above YA, but Below 5-Year Average ▪ Total Inventories ended Q4 up 1.8% Y/Y and -2.9% below 5-year average. ▪ Broilers inventories increased by 28.8% Y/Y and hens increased by 153.8% Y/Y. ▪ Breast meat inventories increased 2.1% Y/Y. ▪ Wing inventories decreased 2.0% compared to year ago. ▪ Dark Meat inventories decreased 9.6% Y/Y. ▪ Paws and feet inventory decreased 18.3% Y/Y. 9 500 550 600 650 700 750 800 850 900 950 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec LB S (M M ) Total Chicken Inventories 2023 2024 2025 5 Yr. Avg. Cold Storage 24-Dec 25-Nov 25-Dec M/M Y/Y Breast 240,935 242,156 245,942 1.6% 2.1% Drums 29,511 27,787 25,847 -7.0% -12.4% LQs 63,709 55,594 53,635 -3.5% -15.8% Legs 14,728 10,596 10,843 2.3% -26.4% Hens 4,502 9,534 11,425 19.8% 153.8% Paws 34,044 27,612 27,830 0.8% -18.3% Thigh 7,942 8,923 10,198 14.3% 28.4% BS Thighs 16,084 18,605 18,778 0.9% 16.7% Wings 56,228 57,181 55,108 -3.6% -2.0% Whole 9,493 11,567 12,231 5.7% 28.8% Others 322,818 345,364 359,277 4.0% 11.3% Total 799,994 814,919 831,114 2.0% 3.9% Source: USDA

Jumbo Cutout Pricing Below Year Ago and 5- year Average in Q4 2025 10 50 70 90 110 130 150 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 C en ts /L b Jumbo Cutout 5 Year Range 5 Yr. Avg. 2024 2025 2026 Source: USDA, EMI

BSB and Tenders Remained Stable in Q4, Wings Below YA and 5-yr average, LQ Also Below YA 11 75.00 125.00 175.00 225.00 275.00 325.00 375.00 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 C e n ts /L b USDA Boneless/Skinless Breast 75.00 125.00 175.00 225.00 275.00 325.00 375.00 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 C e n ts /L b USDA Tenders 10 20 30 40 50 60 70 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 C e n ts /L b USDA Leg Quarters 10.00 60.00 110.00 160.00 210.00 260.00 310.00 360.00 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 C e n ts /L b USDA Whole Wings Source: USDA

WOG Pricing Below YA and 5-year Average in Q4 2025 12 60.0 70.0 80.0 90.0 100.0 110.0 120.0 130.0 140.0 150.0 160.0 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 4 1 4 3 4 5 4 7 4 9 51 C en ts /L b . EMI WOG 2.5-4.0 LBS 5 Year Range 5 Yr. Avg. 2024 2025 2026 Source: USDA

Corn Dynamics 13 Source: PPC ▪ US stocks rebuild with large acreage and favorable growing season ▪ S. American production increases slightly ▪ Global stocks shrink slightly, driven by China. Non-China stocks grow 1235 1377 1360 1763 1532 2227 0 500 1000 1500 2000 2500 3000 20/21 21/22 22/23 23/24 24/25 25/26p US Corn Ending Stocks (MBUs) 293 311 304 316 295 291 275 280 285 290 295 300 305 310 315 320 2020/21 2021/22 2022/23 2023/24 2024/25 2025/26 World Corn Endings stocks (MMT)

Soybean Dynamics 14 Source: PPC ▪ USDA sees soybean stocks growing; higher crush offset by decreasing soybean exports ▪ South America hits new record high soybean production ▪ Global bean stocks hit record high in 24/25, swell further in 25/26 100 99 101 115 123 124 0 20 40 60 80 100 120 140 2020/21 2021/22 2022/23 2023/24 2024/25 2025/26 World Soy Ending Stocks (MMT) 257 274 264 342 325 350 0 50 100 150 200 250 300 350 400 2020/21 2021/22 2022/23 2023/24 2024/25 2025/26 US Soybean Ending Stocks (MBU)

Fiscal Year 2025 Capital Spending 15 Capex (US$M) ▪ Continued investment in strategic projects will support Key Customers’ growth and emphasize our focus on further diversification of our portfolio and operational improvements Source: PPC 272 340 348 348 355 382 487 559 461 711 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

APPENDIX 16

Appendix: Reconciliation of Adjusted EBITDA 17 “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (1) foreign currency transaction losses (gains), (2) costs related to litigation settlements, (3) restructuring activities losses, (4) loss on settlement of pension from plan termination, (5) inventory write- down as a result of hurricane, and (6) net income attributable to noncontrolling interest. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA applicable to continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. In addition, other companies in our industry may calculate these measures differently limiting their usefulness as a comparative measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. These limitations should be compensated for by relying primarily on our U.S. GAAP results and using EBITDA and Adjusted EBITDA only on a supplemental basis. Source: PPC

Appendix: Reconciliation of Adjusted EBITDA 18 PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Three Months Ended Year Ended December 28, 2025 December 29, 2024 December 28, 2025 December 29, 2024 (In thousands) Net income (loss) $ 87,931 $ 235,772 $ 1,083,344 $ 1,087,223 Add: Interest expense, net(a) 33,044 22,776 110,270 88,509 Income tax expense 86,803 40,725 418,794 325,046 Depreciation and amortization 121,709 111,854 456,157 433,622 EBITDA 329,487 411,127 2,068,565 1,934,400 Add: Foreign currency transaction loss (gain)(b) (1,231) (2,785) 6,777 (10,025) Litigation settlements(c) 77,363 95,038 162,659 167,228 Restructuring activities losses(d) 9,464 11,318 31,354 93,388 Loss on settlement of pension from plan termination(e) — 10,940 — 21,649 Inventory write-down as a result of hurricane(f) — — — 8,075 Minus: Net income (loss) attributable to noncontrolling interest (62) (82) 985 785 Adjusted EBITDA $ 415,145 $ 525,720 $ 2,268,370 $ 2,213,930 Source: PPC

Appendix: Reconciliation of Adjusted EBITDA 19 a. Interest expense, net, consists of interest expense less interest income. b. Prior to April 1, 2024, the Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset’s acquisition. Currency exchange gains or losses resulting from these remeasurements were previously recognized in the line item Foreign currency transaction losses (gains) in the Condensed Consolidated Statements of Income. Effective April 1, 2024, the Company changed the functional currency of its Mexico reportable segment from U.S. dollar to Mexican peso, which means all translation gains/losses on outstanding balances are now recognized in accumulated other comprehensive income. Transactional functional currency gains/losses are included in the line item Foreign currency transaction losses (gains) in the Condensed Consolidated Statements of Income. c. This represents expenses recognized in anticipation of probable settlements in ongoing litigation. d. Restructuring activities losses are related to costs incurred, such as severance, asset impairment, contract termination, and others, as part of multiple ongoing restructuring initiatives throughout our Europe reportable segment. e. This represents a loss recognized on the settlement of pension plan obligations related to an ongoing plan termination of our two U.S. defined benefit plans. f. This primarily represents broiler losses incurred as a result of Hurricane Helene in late September 2024. Source: PPC

Appendix: Reconciliation of LTM Adjusted EBITDA 20 The summary unaudited consolidated income statement data for the 12 months ended December 28, 2025 (the LTM Period) have been calculated by summing each of the unaudited three month periods within the audited year ended December 28, 2025. PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Three Months Ended LTM Ended December 29, 2024March 30, 2025 June 29, 2025 September 28, 2025 December 28, 2025 (In thousands) Net income $ 296,343 $ 356,009 $ 343,061 $ 87,931 $ 1,083,344 Add: Interest expense, net 16,785 31,451 28,990 33,044 110,270 Income tax expense 94,099 119,573 118,319 86,803 418,794 Depreciation and amortization 104,518 113,504 116,426 121,709 456,157 EBITDA 511,745 620,537 606,796 329,487 2,068,565 Add: Foreign currency transaction losses (gains) (2,053) 4,892 5,169 (1,231) 6,777 Litigation settlements 7,250 58,464 19,582 77,363 162,659 Restructuring activities losses 16,612 3,499 1,779 9,464 31,354 Minus: Net income (loss) attributable to noncontrolling interest 310 489 248 (62) 985 Adjusted EBITDA $ 533,244 $ 686,903 $ 633,078 $ 415,145 $ 2,268,370 Source: PPC

Appendix: Reconciliation of EBITDA Margin

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by net sales for the applicable period. EBITDA margins are presented because they are used by management and we believe it is frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies.

PILGRIM'S PRIDE CORPORATION
Reconciliation of EBITDA Margin
(Unaudited)

	Three Months Ended		Year Ended		Three Months Ended		Year Ended	
	December 28, 2025	December 29, 2024	December 28, 2025	December 29, 2024	December 28, 2025	December 29, 2024	December 28, 2025	December 29, 2024
	(In thousands)							
Net income (loss)	$ 87,931	$ 235,772	$ 1,083,344	$ 1,087,223	1.95 %	5.39 %	5.86 %	6.08 %
Add:								
Interest expense, net	33,044	22,776	110,270	88,509	0.73 %	0.52 %	0.60 %	0.50 %
Income tax expense	86,803	40,725	418,794	325,046	1.92 %	0.93 %	2.26 %	1.82 %
Depreciation and amortization	121,709	111,854	456,157	433,622	2.69 %	2.56 %	2.47 %	2.43 %
EBITDA	329,487	411,127	2,068,565	1,934,400	7.29 %	9.40 %	11.18 %	10.82 %
Add:								
Foreign currency transaction losses (gains)	(1,231)	(2,785)	6,777	(10,025)	(0.02)%	(0.05)%	0.04 %	(0.06)%
Litigation settlements	77,363	95,038	162,659	167,228	1.71 %	2.17 %	0.86 %	0.92 %
Restructuring activities losses	9,464	11,318	31,354	93,388	0.21 %	0.26 %	0.17 %	0.52 %
Loss on settlement of pension from plan termination	—	10,940	—	21,649	— %	0.25 %	— %	0.12 %
Inventory write-down as a result of hurricane	—	—	—	8,075	— %	— %	— %	0.05 %
Minus:								
Net income (loss) attributable to noncontrolling interest	(62)	(82)	985	785	— %	— %	0.01 %	— %
Adjusted EBITDA	$ 415,145	$ 525,720	$ 2,268,370	$ 2,213,930	9.19 %	12.03 %	12.24 %	12.37 %
Net sales	$ 4,517,837	$ 4,372,064	$ 18,497,553	$ 17,878,291				

Source: PPC

21

Appendix: Reconciliation of Adjusted EBITDA by Segment

Pilgrim's

Adjusted EBITDA by segment figures are presented because they are used by management and we believe they are frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies.

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended December 28, 2025				Three Months Ended December 29, 2024			
	U.S.	Europe	Mexico	Total	U.S.	Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income (loss)	$ 13,261	$ 72,393	$ 2,277	$ 87,931	$ 139,647	$ 74,189	$ 21,936	$ 235,772
Add:								
Interest expense, net[(a)]	34,776	(537)	(1,195)	33,044	33,518	(5,262)	(5,480)	22,776
Income tax expense (benefit)	70,295	13,042	3,466	86,803	21,895	1,367	17,463	40,725
Depreciation and amortization	78,508	37,139	6,062	121,709	70,612	36,141	5,101	111,854
EBITDA	196,840	122,037	10,610	329,487	265,672	106,435	39,020	411,127
Add:								
Foreign currency transaction losses (gains)[(b)]	(2)	(107)	(1,122)	(1,231)	(1)	(612)	(2,172)	(2,785)
Litigation settlements[(c)]	77,363	—	—	77,363	95,038	—	—	95,038
Restructuring activities losses[(d)]	—	9,464	—	9,464	—	11,318	—	11,318
Loss on settlement of pension from plan termination[(e)]	—	—	—	—	10,940	—	—	10,940
Minus:								
Net income attributable to noncontrolling interest	—	—	(62)	(62)	—	—	(82)	(82)
Adjusted EBITDA	$ 274,201	$ 131,394	$ 9,550	$ 415,145	$ 371,649	$ 117,141	$ 36,930	$ 525,720

Source: PPC

22

Appendix: Reconciliation of Adjusted EBITDA by Segment

Pilgrim's

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Year Ended December 28, 2025				Year Ended December 29, 2024			
	U.S.	Europe	Mexico	Total	U.S.	Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income (loss)	$ 734,597	$ 222,215	$ 126,532	$1,083,344	$ 719,595	$ 176,421	$ 191,207	$1,087,223
Add:								
Interest expense, net[(a)]	128,847	(2,619)	(15,958)	110,270	133,784	(13,996)	(31,279)	88,509
Income tax expense (benefit)	313,935	53,100	51,759	418,794	237,550	10,750	76,746	325,046
Depreciation and amortization	288,495	145,375	22,287	456,157	270,618	140,993	22,011	433,622
EBITDA	1,465,874	418,071	184,620	2,068,565	1,361,547	314,168	258,685	1,934,400
Add:								
Foreign currency transaction losses (gains)[(b)]	—	3,663	3,114	6,777	(1)	(665)	(9,359)	(10,025)
Litigation settlements[(c)]	162,659	—	—	162,659	167,228	—	—	167,228
Restructuring activities losses[(d)]	—	31,354	—	31,354	—	93,388	—	93,388
Loss on settlement of pension from plan termination[(e)]	—	—	—	—	21,649	—	—	21,649
Inventory write-down as a result of hurricane[(f)]	—	—	—	—	8,075	—	—	8,075
Minus:								
Net income attributable to noncontrolling interest	—	—	985	985	—	—	785	785
Adjusted EBITDA	$1,628,533	$ 453,088	$ 186,749	$2,268,370	$1,558,498	$ 406,891	$ 248,541	$2,213,930

Source: PPC

23

Appendix: Reconciliation of Adjusted EBITDA 24 a. Interest expense, net, consists of interest expense less interest income. b. Prior to April 1, 2024, the Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset’s acquisition. Currency exchange gains or losses resulting from these remeasurements were previously recognized in the line item Foreign currency transaction losses (gains) in the Condensed Consolidated Statements of Income. Effective April 1, 2024, the Company changed the functional currency of its Mexico reportable segment from U.S. dollar to Mexican peso, which means all translation gains/losses on outstanding balances are now recognized in accumulated other comprehensive income. Transactional functional currency gains/losses are included in the line item Foreign currency transaction losses (gains) in the Condensed Consolidated Statements of Income. c. This represents expenses recognized in anticipation of probable settlements in ongoing litigation. d. Restructuring activities losses are related to costs incurred, such as severance, asset impairment, contract termination, and others, as part of multiple ongoing restructuring initiatives throughout our Europe reportable segment. e. This represents a loss recognized on the settlement of pension plan obligations related to an ongoing plan termination of our two U.S. defined benefit plans. f. This primarily represents broiler losses incurred as a result of Hurricane Helene in late September 2024. Source: PPC

Appendix: Reconciliation of Adjusted Operating Income 25 Adjusted Operating Income is calculated by adding to Operating Income certain items of expense and deducting from Operating Income certain items of income. Management believes that presentation of Adjusted Operating Income provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income to adjusted operating income as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Operating Income (Unaudited) Three Months Ended Year Ended December 28, 2025 December 29, 2024 December 28, 2025 December 29, 2024 (In thousands) GAAP operating income, U.S. operations $ 115,488 $ 205,752 $ 1,173,404 $ 1,113,001 Litigation settlements 77,363 95,038 162,659 167,228 Inventory write-down as a result of hurricane — — — 8,075 Adjusted operating income, U.S. operations $ 192,851 $ 300,790 $ 1,336,063 $ 1,288,304 Adjusted operating income margin, U.S. operations 7.4% 11.5% 12.1% 12.1 % Three Months Ended Year Ended December 28, 2025 December 29, 2024 December 28, 2025 December 29, 2024 (In thousands) GAAP operating income, Europe operations $ 83,423 $ 68,983 $ 272,397 $ 169,693 Restructuring activities losses 9,464 11,318 31,354 93,388 Adjusted operating income, Europe operations $ 92,887 $ 80,301 $ 303,751 $ 263,081 Adjusted operating income margin, Europe operations 6.7% 6.4% 5.6% 5.1 % Three Months Ended Year Ended December 28, 2025 December 29, 2024 December 28, 2025 December 29, 2024 (In thousands) GAAP operating income, Mexico operations $ 5,199 $ 31,916 $ 167,738 $ 223,375 No adjustments — — — — Adjusted operating income, Mexico operations $ 5,199 $ 31,916 $ 167,738 $ 223,375 Adjusted operating income margin, Mexico operations 1.0% 6.4% 7.9% 10.6 % Source: PPC

Appendix: Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin 26 Adjusted Operating Income Margin for each of our reportable segments is calculated by dividing Adjusted operating income by Net Sales. Management believes that presentation of Adjusted Operating Income Margin provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income margin for each of our reportable segments to adjusted operating income margin for each of our reportable segments is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin (Unaudited) Three Months Ended Year Ended December 28, 2025 December 29, 2024 December 28, 2025 December 29, 2024 (In percent) GAAP operating income margin, U.S. operations 4.4% 7.9% 10.6% 10.5 % Litigation settlements 3.0% 3.6% 1.5% 1.5 % Inventory write-down as a result of hurricane — % — % — % 0.1 % Adjusted operating income margin, U.S. operations 7.4% 11.5% 12.1% 12.1 % Three Months Ended Year Ended December 28, 2025 December 29, 2024 December 28, 2025 December 29, 2024 (In percent) GAAP operating income margin, Europe operations 6.0% 5.5% 5.1% 3.3 % Restructuring activities losses 0.7% 0.9% 0.5% 1.8 % Adjusted operating income margin, Europe operations 6.7% 6.4% 5.6% 5.1 % Three Months Ended Year Ended December 28, 2025 December 29, 2024 December 28, 2025 December 29, 2024 (In percent) GAAP operating income margin, Mexico operations 1.0% 6.4% 7.9% 10.6 % No adjustments — % — % — % — % Adjusted operating income margin, Mexico operations 1.0% 6.4% 7.9% 10.6 % Source: PPC

Appendix: Reconciliation of Adjusted Net Income 27 Adjusted net income attributable to Pilgrim's Pride Corporation (“Pilgrim's”) is calculated by adding to Net income attributable to Pilgrim's certain items of expense and deducting from Net income attributable to Pilgrim's certain items of income, as shown below in the table. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is presented because it is used by management, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with U.S. GAAP, to compare the performance of companies. Management also believe that this non-U.S. GAAP financial measure, in combination with our financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of such charges on net income attributable to Pilgrim’s Pride Corporation per common diluted share. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is not a measurement of financial performance under U.S. GAAP, has limitations as an analytical tool and should not be considered in isolation or as a substitute for an analysis of our results as reported under U.S. GAAP. Management believes that presentation of adjusted net income attributable to Pilgrim’s provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of net income (loss) attributable to Pilgrim’s Pride Corporation per common diluted share to adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Three Months Ended Year Ended December 28, 2025 December 29, 2024 December 28, 2025 December 29, 2024 (In thousands, except per share data) Net income attributable to Pilgrim's Pride Corporation $ 87,993 $ 235,854 $ 1,082,359 $ 1,086,438 Add: Foreign currency transaction losses (gains) (1,231) (2,785) 6,777 (10,025) Litigation settlements 77,363 95,038 162,659 167,228 Restructuring activities 9,464 11,318 31,354 93,388 Loss on settlement of pension from plan termination — 10,940 — 21,649 Inventory write-down as a result of hurricane — — — 8,075 Loss (gain) on early extinguishment of debt recognized as a component of interest expense(a) — — — (11,211) Minus: Adjusted net income attributable to Pilgrim's before tax impact 173,589 350,365 1,283,149 1,355,542 Net tax impact of adjustments(b) (21,412) (28,620) (49,288) (66,057) Adjusted net income (loss) attributable to Pilgrim's 152,177 321,745 1,233,861 1,289,485 Weighted average diluted shares of common stock outstanding 238,563 238,070 238,449 237,800 Adjusted net income attributable to Pilgrim's per common diluted share $ 0.64 $ 1.35 $ 5.17 $ 5.42 a. The gain on early extinguishment of debt recognized as a component of interest expense in 2024 was due to the bond repurchases. b. Net tax impact of adjustments represents the tax impact of all adjustments shown above. Source: PPC

Appendix: Reconciliation of GAAP EPS to Adjusted EPS 28 Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Three Months Ended Year Ended December 28, 2025 December 29, 2024 December 28, 2025 December 29, 2024 (In thousands, except per share data) U.S. GAAP EPS $ 0.37 $ 0.99 $ 4.54 $ 4.57 Add: Foreign currency transaction losses (gains) — (0.01) 0.03 (0.04) Litigation settlements 0.32 0.40 0.68 0.70 Restructuring activities 0.04 0.05 0.13 0.39 Loss on settlement of pension from plan termination — 0.05 — 0.09 Inventory write-down as a result of hurricane — — — 0.03 Loss (gain) on early extinguishment of debt recognized as a component of interest expense — — — (0.05) Minus: Adjusted EPS before tax impact 0.73 1.48 5.38 5.69 Net tax impact of adjustments(a) (0.09) (0.13) (0.21) (0.27) Adjusted EPS $ 0.64 $ 1.35 $ 5.17 $ 5.42 Weighted average diluted shares of common stock outstanding 238,563 238,070 238,449 237,800 a. Net tax impact of adjustments represents the tax impact of all adjustments shown above. Source: PPC

Appendix: Supplementary Selected Segment and Geographic Data 29 PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Three Months Ended Year Ended December 28, 2025 December 29, 2024 December 28, 2025 December 29, 2024 (In thousands) Sources of net sales by geographic region of origin: U.S. $ 2,598,545 $ 2,613,241 $ 10,998,732 $ 10,629,929 Europe 1,383,571 1,259,176 5,378,865 5,136,747 Mexico 535,721 499,647 2,119,956 2,111,615 Total net sales $ 4,517,837 $ 4,372,064 $ 18,497,553 $ 17,878,291 Sources of cost of sales by geographic region of origin: U.S. $ 2,324,627 $ 2,231,746 9,364,633 $ 9,066 Europe 1,252,595 1,135,385 4,886,105 4,675 Mexico 512,024 451,671 1,888,672 1,825 Elimination — — — — Total cost of sales $ 4,089,246 $ 3,818,802 $ 16,139,410 $ 15,565,524 Sources of gross profit by geographic region of origin: U.S. $ 273,918 $ 381,495 $ 1,634,099 $ 1,564.092 Europe 130,976 123,791 492,760 461.667 Mexico 23,697 47,976 231,284 287.008 Elimination — — — — Total gross profit $ 428,591 $ 553,262 $ 2,358,143 $ 2,312,767 Sources of operating income by geographic region of origin: U.S. $ 115,488 $ 205,752 $ 1,173,404 $ 1,113.001 Europe 83,423 68,983 272,397 169.693 Mexico 5,199 31,916 167,738 223.375 Elimination — — — — Total operating income $ 204,110 $ 306,651 $ 1,613,539 $ 1,506,069 Source: PPC